UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2015

THE PEP BOYS – MANNY, MOE & JACK

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-03381	23-0962915
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

3111 W Allegheny Ave, Philadelphia, Pennsylvania

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 215-430-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed, on October 26, 2015, The Pep Boys – Manny, Moe & Jack, a Pennsylvania corporation (the “Company”), Bridgestone Retail Operations, LLC, a Delaware limited liability company (“Bridgestone”), and TAJ Acquisition Co., a Pennsylvania corporation and wholly-owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger, as amended by the Amendment to the Agreement and Plan of Merger, dated as of December 11, 2015 (the “Bridgestone Agreement”).

On December 18, 2015, the Company received a letter containing a proposal from Icahn Enterprises L.P. (“Icahn”) to acquire all of the outstanding shares of common stock of the Company for $16.50 per share in cash (the “Icahn Proposal”) and enclosing a proposed definitive agreement and plan of merger. On December 20, 2015, Icahn delivered to the Company a revised form of agreement and plan of merger (the “Icahn Merger Agreement”, and together with the Icahn Proposal, the “Icahn Definitive Proposal”), reflecting the Icahn Proposal and containing provisions requiring the payment of a termination fee on the same terms as those in the Bridgestone Agreement. The Icahn Merger Agreement also contains a provision requiring, if the Icahn Merger Agreement is terminated in connection with a subsequent competing proposal and in certain other circumstances, a reimbursement to Icahn of its payment on behalf of the Company of the $35 million termination fee payable to Bridgestone in connection with a termination of the Bridgestone Agreement.

On December 21, 2015, the Company issued a press release announcing that the board of directors of the Company (the “Board”) determined, after consultation with the Company’s outside counsel and financial advisor, that the Icahn Definitive Proposal constitutes a Superior Proposal (as defined in the Bridgestone Agreement). The press release also stated, among other things, that the Company delivered notice on December 20, 2015 to Bridgestone of the Board’s determination and intention to, at or after 5:00 p.m., New York City time, on Wednesday, December 23, 2015, effect a Change of Recommendation (as defined in the Bridgestone Agreement) in response to the Icahn Definitive Proposal and terminate the Bridgestone Agreement to enter into a definitive agreement with respect to the Icahn Definitive Proposal. Until such time, Bridgestone has the right to make proposals to the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Board has not changed its recommendation with respect to the transactions contemplated by the Bridgestone Agreement, nor has the Board made any recommendation with respect to the Icahn Definitive Proposal.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” ‘intend,” “demonstrate,” “expect,” “estimate,” “anticipate,” “should” and “likely” and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made.  Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These risks include uncertainties associated with the transactions contemplated by the Bridgestone Agreement, including uncertainties as to the timing of such transactions, uncertainties as to how many of the Company’s shareholders will tender their shares in the tender offer contemplated by the Bridgestone Agreement, the risk that competing offers will be made, and the possibility that various closing conditions for the transaction may not be satisfied or waived. These risks also include uncertainties associated with the Icahn Definitive Proposal. Other factors that may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the fiscal year ended January 31, 2015, and subsequent reports filed by the Company with the SEC. Copies of the Company’s filings with the SEC may be obtained at the “Investors” section of the Company’s website at www.pepboys.com or on the SEC’s website at www.sec.gov. The forward-looking statements included in this announcement are made as of the date hereof. The Company is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this press release if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise, except as otherwise may be required by the federal securities laws.

Additional Information

This document is neither an offer to purchase nor a solicitation of an offer to sell securities. This communication is for informational purposes only. The tender offer transaction among the Company, Parent and Merger Sub is being made pursuant to a tender offer statement on Schedule TO (including the Offer to Purchase, a related Letter of Transmittal and other offer materials) filed by Parent and Merger Sub with the SEC on November 16, 2015, as amended from time to time. In addition, on November 16, 2015, the Company filed a Solicitation/Recommendation statement on Schedule 14D-9 with the SEC related to the tender offer. Prior to making any decision regarding the tender offer, the Company shareholders are strongly advised to read the Schedule TO (including the Offer to Purchase, a related Letter of Transmittal and other offer materials) and the related Solicitation/Recommendation statement on Schedule 14D-9. Company shareholders are able to obtain the Schedule TO (including the Offer to

Purchase, a related Letter of Transmittal and other offer materials) and the related Solicitation/Recommendation statement on Schedule 14D-9 at no charge on the SEC’s website at www.sec.gov. In addition, Schedule TO (including the Offer to Purchase, a related Letter of Transmittal and other offer materials) and the related Solicitation/Recommendation statement on Schedule 14D-9 may be obtained free of charge from D.F. King & Co., Inc., the Information Agent for the tender offer, Telephone Number (866) 620-2536, or by directing a request to Pep Boys, Attention: Brian Zuckerman, 3111 West Allegheny Avenue, Philadelphia, PA 19132, Telephone Number (215) 430-9169.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description

99.1	Press Release issued by The Pep Boys – Manny, Moe & Jack on December 21, 2015.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Pep Boys – Manny, Moe & Jack
(Registrant)

		By:	/s/ Brian D. Zuckerman
Brian D. Zuckerman
SVP - General Counsel & Secretary

Dated:	December 21, 2015

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by The Pep Boys – Manny, Moe & Jack on December 21, 2015.